                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 1999
                                                        -----------------

                           THE PROGRESSIVE CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



     Ohio                           1-9518                          34-0963169
---------------                 ----------------                  --------------
(State or other                 (Commission File                   (IRS Employer
jurisdiction of                     Number)                       Identification
incorporation)                                                          No.)



              6300 Wilson Mills Road, Mayfield Village, Ohio 44143
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-461-5000
                                                            ------------


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

The Progressive Corporation (the "Company"), in anticipation of the issuance of $300 million of Notes under the Company's previously filed Registration Statement on Form S-3 (File No. 333-48935) (the "Registration Statement"), is filing (1) an additional Exhibit to the Registration Statement (Computation of Ratio of Earnings to Fixed Charges) and (2) its consolidated balance sheets as of December 31, 1998 and 1997, and the related consolidated statements of income for each of the three years in the period ended December 31, 1998.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed as part of this report and as an Exhibit to the Registration Statement:

     Exhibit No.                                  Description
     -----------                                  -----------

        12                     Computation of Ratio of Earnings to Fixed Charges

     The following exhibit is filed solely as part of this report:

     Exhibit No.                                  Description
     -----------                                  -----------

        99 Consolidated Balance Sheets as of December 31, 1998 and 1997, and the Consolidated Statements of Income for each of the three years in the period ended December 31, 1998




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 1999

                                                     THE PROGRESSIVE CORPORATION



                                                     By:  /s/ David M. Schneider
                                                        ------------------------
                                                        Name: David M. Schneider
                                                        Title: Secretary

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                                  EXHIBIT INDEX

Exhibit No.          Form 8-K
Under Reg.           Exhibit
S-K Item 601            No.                   Description of Exhibit
------------         --------                 ----------------------
    12                 12                     Computation of Ratio of Earnings to Fixed Charges

    99                 99                     Consolidated Balance Sheets as of December 31, 1998
                                              and 1997, and the Consolidated Statements of Income
                                              for each of the three years in the period ended
                                              December 31, 1998